 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 25, 2022

The Estée Lauder Companies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York		10153
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
212-572-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	EL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors

On April 25, 2022, the Board of Directors (the “Board”) of The Estée Lauder Companies Inc. (the “Company”) increased its size to sixteen (16) members, increased the size of its Audit Committee to five (5) members, and elected Arturo Nuñez as (i) a member of the Board and (ii) a member of the Audit Committee, in each case effective as of April 25, 2022. Mr. Nuñez is a Class I director (term expiring November 2024). The Board determined that he is independent pursuant to NYSE rules and the Company’s Independent Director Standards, and that he meets the additional independence criteria for Audit Committee membership. As a non-employee director of the Company, Mr. Nuñez will receive the compensation described under “Director Compensation” in the Company’s Proxy Statement dated September 24, 2021.

Mr. Nuñez, 55, has been the Chief Marketing Officer of Nu Holdings Ltd. (“Nubank”) since June 2021. Nubank is a digital banking platform headquartered in Brazil that serves customers across Brazil, Mexico, and Colombia. Prior to joining Nubank, Mr. Nuñez founded AIE Creative, a branding and marketing firm, and from 2014 to 2018, he was the Head of Marketing, Latin America, for Apple Inc. From 2007 to 2014, Mr. Nuñez held various positions at NIKE, Inc, and from 1999 to 2007, he held various positions at the National Basketball Association.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date:	April 25, 2022	By:	/s/ Maureen Sladek
Maureen Sladek
Vice President, Senior Corporate Counsel and Assistant Secretary

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